UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    December 23, 2003 (December 23, 2003)

CHARLOTTE RUSSE HOLDING, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-27677	33-0724325
(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

4645 MORENA BOULEVARD, SAN DIEGO, CA 92117

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 587-1500

Item 5. Other Events and Required FD Disclosure.

In a press release dated December 23, 2003, Charlotte Russe Holding, Inc. announced that it filed a shelf registration statement with the Securities and Exchange Commission with respect to the offering of up to 4,000,000 shares of common stock held by certain affiliates of Saunders Karp & Megrue.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release dated December 23, 2003 announcing that Charlotte Russe Holding, Inc. filed a shelf registration statement with the Securities and Exchange Commission with respect to the offering of up to 4,000,000 shares of common stock held by certain affiliates of Saunders Karp & Megrue.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

By:	/s/ DANIEL T. CARTER

Name: Daniel T. Carter
Title: Chief Financial Officer and
Treasurer

Date: December 23, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit Name

99.1	Press Release dated December 23, 2003 announcing that Charlotte Russe Holding, Inc. filed a shelf registration statement with the Securities and Exchange Commission with respect to the offering of up to 4,000,000 shares of common stock held by certain affiliates of Saunders Karp & Megrue.